SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 27, 2008
LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015

(Address of Principal Executive Offices)	(Zip Code)
(212) 692-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.
On February 27, 2008, we issued a press release announcing our financial results for the quarter and twelve months ended December 31, 2007. A copy of the press release is furnished herewith as part of Exhibit 99.1.
The information furnished pursuant to this “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, which we refer to as the Act, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 7.01. Regulation FD Disclosure.
On February 27, 2008, we made available supplemental information, which we refer to as the Supplemental Reporting Package, concerning our operations and portfolio for the quarter and twelve months ended December 31, 2007. A copy of this supplemental information is furnished herewith as Exhibit 99.1.
Also on February 27, 2008, our management discussed our financial results on a conference call with analysts and investors. A transcript of the conference call is furnished herewith as Exhibit 99.2.
The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any of our filings under the Act or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
99.1	Supplemental Reporting Package for the quarter and twelve months ended December 31, 2007.

99.2	Transcript of conference call held February 28, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust
Date: February 29, 2008	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

99.1	Supplemental Reporting Package for the quarter and twelve months ended December 31, 2007.

99.2	Transcript of conference call held February 28, 2008.